UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38445	36-4787690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

As previously disclosed, on March 31, 2025, Helius Medical Technologies, Inc. (the “Company”) received written notice Staff stating that the Company no longer complied with the minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”) for continued listing on The Nasdaq Stock Market LLC because the Company’s stockholders’ equity, as reported in the Company’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2024, had fallen below $2.5 million. The notice also indicates that the Company did not meet the alternative compliance standards. On April 1, 2025, the Company received an additional letter from Nasdaq notifying the Company that, following the hearing process, Nasdaq had granted the Company an extension, until June 30, 2025 to regain compliance with the Nasdaq Listing Rules, including the Stockholders’ Equity Requirement. Also, as previously disclosed, on June 6, 2025, the Company completed a public offering for net proceeds of approximately $8.1 million.

To demonstrate compliance with the Continued Listing Standards, the Company is furnishing the attached unaudited interim consolidated balance sheet as of June 17, 2025 which gives effect to the public offering. As reflected in the attached unaudited balance sheet, the Company has stockholders’ equity of at least $2.5 million and therefore believes it satisfies Stockholders’ Equity Requirement. The Company awaits Nasdaq’s formal confirmation that the Company has evidenced compliance with the Stockholders’ Equity Rule and all other applicable criteria for continued listing on The Nasdaq Capital Market.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Interim Consolidated Balance Sheet, as of June 17, 2025.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: June 23, 2025	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary

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